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                                                                  EXHIBIT 23.4

                      CONSENT OF INDEPENDENT ACCOUNTANTS


   We consent to the inclusion in this Amendment No. 2 to Registration Statement on Form S-1 (File No. 333-33397) of our report dated February 29, 1996 on our audits of the financial statements of San Joaquin Valley Energy Partners I, L.P. for the two years ended December 31, 1995. We also consent to the reference of our firm under the caption "Experts."

Coopers & Lybrand L.L.P.
Sacramento, California
November 10, 1997